UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2012
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DOVER CORPORATION
(Exact name of registrant as specified in its charter)
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State of Delaware	1-4018	53-0257888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway
Downers Grove, Illinois		60515
(Address of principal executive offices)		(Zip Code)
(630) 541-1540
(Registrant’s telephone number, including area code)

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD

Dover Corporation previously announced on November 5, 2012 that it intended to divest certain non-core businesses that serve the electronic assembly and test markets. Dover is furnishing the attached unaudited historical results reflecting the reclassification of these businesses to discontinued operations for all periods presented. The assets and liabilities of these businesses will be reported as held for sale in the December 31, 2012 and 2011 balance sheets to be filed within Dover's Annual Report on Form 10-K for the year ending December 31, 2012.

The information furnished in or pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be incorporated by reference into any of Dover's filings with the SEC under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Shell company transactions.
Not applicable.

(d)	Exhibits.
The following exhibit is furnished as part of this report:

99.1 Dover Corporation Investor Supplement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2012	DOVER CORPORATION
(Registrant)

	By:	/s/ Joseph W. Schmidt
Joseph W. Schmidt
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Number	Exhibit
99.1	Dover Corporation Investor Supplement.